                                                                    EXHIBIT 10.5

                               THIRD AMENDMENT TO
                   SECOND AMENDED AND RESTATED LOAN AGREEMENT


                  THIS THIRD AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AGREEMENT (this "Third Amendment" or this "Amendment") dated effective as of December 19, 2001 is entered into by and among HYDRIL COMPANY, a Delaware corporation ("Borrower"), the banks listed on the signature pages hereof (along with any other Person who becomes a lender, the "Lenders"), any Person who becomes a Guarantor subsequent hereto and BANK ONE, NA, successor-in-interest to Bank One, Texas, N.A., with its main office in Chicago, Illinois ("Bank One"), individually as a Lender and as agent for Lenders (in such capacity, the "Agent").



                              PRELIMINARY STATEMENT


                  WHEREAS, Borrower and Bank One, as the Agent and as a Lender, entered into that certain Second Amended and Restated Loan Agreement dated August 25, 2000 (the "Original Loan Agreement") under the terms of which Lenders agreed to make revolving credit loans to Borrower not to exceed $25,000,000; and

                  WHEREAS, Borrower and Bank One, as the Agent and as a Lender, entered into that certain First Amendment to Second Amended and Restated Loan Agreement dated September 29, 2000 (the "First Amendment") pursuant to which Borrower and Lenders agreed to amend certain terms and provisions of the Original Loan Agreement; and

                  WHEREAS, Borrower and Bank One, as the Agent and as a Lender, entered into that certain Second Amendment to Second Amended and Restated Loan Agreement dated September 25, 2001 (the "Second Amendment") pursuant to which Borrower and Lenders agreed to further amend certain terms and provisions of the Original Loan Agreement, as amended by the First Amendment (the Original Loan Agreement, as amended by the First Amendment and the Second Amendment, is hereinafter referred to as the "Loan Agreement"); and

                  WHEREAS, Borrower has now requested that the Agent and Lenders modify the Loan Agreement further and change certain terms thereof, and the Agent and Lenders have agreed to do so; and

                  WHEREAS, Lenders, the Agent and Borrower wish to execute this Amendment to evidence such agreement;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, Lenders and the Agent hereby agree as follows (all capitalized terms used herein and not otherwise defined shall have the meanings as defined in the Loan Agreement):

                  Section 1. Amendment to Section 7.11. Section 7.11 of the Loan Agreement is hereby deleted in its entirety and is replaced by the following:

                  "7.11 New Subsidiaries. Borrower will promptly notify the Agent of the creation of any Subsidiary under the laws of the United States or any state or territory thereof ("Domestic Subsidiary") and any Subsidiary under the laws of any foreign jurisdiction ("Foreign Subsidiary"), and will: (i) in the case of any Domestic Subsidiary, as applicable, deliver to the Agent, in its capacity as Collateral Agent under the Collateral Agency Agreement, a stock certificate and stock power evidencing, or a security agreement and financing statement pledging, all of the ownership of such Domestic Subsidiary held by borrower (or any of Borrower's other Subsidiaries) and in the case of any Foreign Subsidiary, as applicable, deliver to the Agent, in its capacity as Collateral Agent under the Collateral Agency Agreement, a stock certificate and stock power evidencing, or a security agreement and financing statement pledging, sixty-five percent (65%) of the ownership of such Foreign Subsidiary held by Borrower (or any of Borrower's other Subsidiaries) and (ii) execute such additional documents or modifications to the Loan Documents as required to insure Agent, in its capacity as Collateral Agent under the Collateral Agency Agreement, holds a perfected security interest in such ownership interests and, upon request by the Agent, will cause any such Subsidiary to execute a Guaranty guarantying the Obligations."

                  Section 2. Amendment to Section 8.4. Section 8.4 of the Loan Agreement is hereby deleted in its entirety and is replaced by the following:

                  "8.4 Mergers, Consolidations and Dispositions of Assets. In any single transaction or series of transactions, directly or indirectly: (a) liquidate or dissolve; (b) be a party to any merger or consolidation unless and so long as (i) no Default or Event of Default has occurred that is then continuing, (ii) immediately thereafter and giving effect thereto, no event will occur and be continuing which constitutes a Default, (iii) an Obligor is the surviving Person; (iv) the surviving Person ratifies and assumes each Loan Document to which any party to such merger was a party, and (v) Agent is given at least ten days' prior notice of such merger or consolidation; (c) sell, convey or lease all or any part of its assets, except for (1) sales of Inventory in the ordinary course of business; (2) dispositions of assets, including Collateral, having an aggregate net book value (such net book value being determined immediately after the consummation of each such disposition) during the then current fiscal year of the Company of no more than 15% of the Total Capitalization of the Company and the Subsidiaries minus all intangibles, as such term is defined in the definition of Tangible Net Worth, determined as of the last day of the then most recently ended twelve (12) month period, with the first twelve (12) month period beginning on the Effective Date, provided, however, that the aggregate net book value of all assets (other



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         than (x) the real property located in Humble, Texas subject to the Deed of Trust and the Second Lien Deed of Trust, and (y) the California real property that has been released from the Lien of the Security
         Documents) sold in accordance with the terms of this subsection (c)(2) hereof during the term of this Agreement shall not exceed Twenty
         Million and No/100 Dollars ($20,000,000) and further provided that, if requested by the Borrower in connection with any such sale and after receipt by the Agent of a letter from the Noteholders (as said term is defined in the Collateral Agency Agreement) confirming that the Borrower is entitled to the net proceeds of the sale of such assets, which letter is substantially in the form of that attached hereto as
         Exhibit 8.4 or in a form reasonably satisfactory to the Agent, the Agent, in its capacity as Agent and as Collateral Agent under the Collateral Agency Agreement, shall execute releases as are reasonably necessary to evidence the release of its Liens in the property so sold; provided, however, the Liens on the real property located in Humble, Texas subject to the Deed of Trust and the Second Lien Deed of Trust shall be released only in accordance with the terms of said Deed of Trust and Second Lien Deed of Trust; (3) dispositions of Collateral (other than Inventory) in connection with the obsolescence or replacement thereof; and (4) a one-time transfer on or prior to January 31, 2002 of a material portion of Borrower's assets to a limited partnership which is a wholly owned Subsidiary of Borrower or which is a wholly owned Subsidiary of wholly owned Subsidiaries of Borrower; provided that such transfer shall be accomplished pursuant to and in accordance with that certain General Conveyance and Assignment Agreement, dated effective as of December 14, 2001, a copy of which has been provided to Agent, and provided further that any Subsidiary to which such assets are being transferred and any Subsidiary owning any interest in the Subsidiary to which such assets are being transferred shall execute a guaranty in favor of Agent and the Lenders in the form attached hereto as Exhibit A; or (d) except for Liens in favor of Agent in its capacity as Agent and as Collateral Agent under the Collateral Agency Agreement, pledge, transfer or otherwise dispose of any equity interest in any of Borrower's Subsidiaries or any Indebtedness of any of Borrower's Subsidiaries or permit any Subsidiary of Borrower to issue any additional equity interest."

                  Section 3. Representations True; No Default. Borrower represents and warrants that:

                           (i) this Amendment has been duly authorized, executed and delivered on its behalf; the Loan Agreement, as amended hereby, together with the Notes and the other Loan Documents to which Borrower is a party, constitute valid and legally binding agreements of Borrower enforceable in accordance with their terms, except as enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization or moratorium or other similar law relating to creditors' rights and by general equitable principles which may limit the right to obtain equitable remedies (regardless of whether such enforceability is considered in a proceeding, in equity or at law);



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                           (ii) the representations and warranties of Borrower
         contained in Article 6 of the Loan Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties relate solely to an earlier date or are untrue as a result of transactions permitted under the Loan Agreement as amended hereby;

                           (iii) after giving effect to this Amendment, no Default or Event of Default under the Loan Agreement has occurred and is continuing;

                           (iv) Exhibit 6.9 to the Loan Agreement is true and correct as of the date hereof; and

                           (v) The execution of this Amendment and the guaranties contemplated herein will not result in a breach of any provision of the Note Agreement and no consent or agreement of the Noteholders is required to be obtained in connection with the execution of this Amendment or the guaranties contemplated herein.

                  Section 4. Expenses, Additional Information. Borrower shall pay to the Agent all reasonable expenses incurred in connection with the execution of this Amendment, including all reasonable expenses incurred in connection with any previous negotiation and loan documentation. Borrower shall furnish to the Agent and Lenders all such other documents, consents and information relating to Borrower as the Agent or any Lender may reasonably require to accomplish the purposes hereof.

                  Section 5. Effectiveness. This Amendment shall become effective when, and only when (i) Borrower, Lenders and the Agent shall have executed and delivered to the Agent a counterpart of this Amendment; and (ii) Agent shall have received a guaranty from the limited partnership Subsidiary of Borrower to which Borrower is transferring its assets and from all Subsidiaries of Borrower which have any interest in such limited partnership Subsidiary.

                  Section 6. Miscellaneous Provisions.

                  (a) From and after the execution and delivery of this Amendment, the Loan Agreement shall be deemed to be amended and modified as herein provided, and except as so amended and modified the Loan Agreement shall continue in full force and effect.

                  (b) The Loan Agreement and this Amendment shall be read and construed as one and the same instrument.

                  (c) Any reference in any Loan Document to the Loan Agreement shall be a reference to the Loan Agreement as amended by this Amendment.

                  (d) THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND OF THE UNITED STATES OF AMERICA.

                  (e) This Amendment may be signed in any number of counterparts and by different parties in separate counterparts and may be in original or facsimile form, each of which



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shall be deemed an original but all of which together shall constitute one and the same instrument.

                  (f) The headings herein shall be accorded no significance in interpreting this Amendment.

                  Section 7. Binding Effect. This Amendment shall be binding upon and inure to the benefit of Borrower, Lenders and the Agent and their respective successors and assigns, except that Borrower shall not have the right to assign its rights hereunder or any interest herein.

                  SECTION 8. FINAL AGREEMENT OF THE PARTIES. THIS AMENDMENT, THE NOTES, THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(a) OF THE TEXAS BUSINESS AND COMMERCE CODE AND REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

                  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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                  IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective duly authorized officers to be effective as of the date first written above.

                                       BORROWER:

                                            HYDRIL COMPANY


                                            By: /s/ Michael C. Kearney
                                               ---------------------------------
                                            Name: Michael C. Kearney
                                                 -------------------------------
                                            Title: Vice President & CFO
                                                  ------------------------------


                                            By: /s/ Andrew W. Ricks
                                               ---------------------------------
                                            Name: Andrew W. Ricks
                                                 -------------------------------
                                            Title: Treasurer
                                                  ------------------------------


                                       AGENT/BANK:

                                            BANK ONE, NA, Individually, as a
                                            Lender and as the Agent


                                            By: /s/ Lisa M. Jardina
                                               ---------------------------------
                                            Name: Lisa M. Jardina
                                                 -------------------------------
                                            Title: Vice President
                                                  ------------------------------



                       [Signature Page to Third Amendment]